UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                February 9, 2004

                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                       0-12104                       61-1009366
 (State or other                  (Commission                   (IRS Employer
   jurisdiction                  File Number)                Identification No.)
of incorporation)

                                300 American Road
                             Morris Plains, NJ 07950
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

        (c)

        Exhibits.

        99.1

        Earnings release dated February 9, 2004 for the three and six months ended December 31, 2003.

Item 9. Regulation FD Disclosure.

      On February 9, 2004, Immunomedics, Inc. announced its financial results for the three and six months ended December 31, 2003. The earnings release for the interim periods is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNOMEDICS, INC.
                                       (Registrant)

Date: February 11, 2004                By: /s/ CYNTHIA L. SULLIVAN
                                           -------------------------------------
                                           Cynthia L. Sullivan
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX
Exhibit
Number      Description
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 99.1       Earnings release dated February 9, 2004 for the three and six months ended December 31, 2003.

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